                                                                       EXHIBIT 2

                               DEFERRAL AGREEMENT

         THIS DEFERRAL Agreement (this "Agreement"), dated as of March 29, 2002, is by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG" or the "Borrower"), ORIUS CORP., a Florida corporation ("Holdings"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Agent") for the Lenders.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 5, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations;

         WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Seventh Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of the date hereof (the "Seventh Amendment"); and

         WHEREAS, the Credit Parties have requested that the Lenders defer the scheduled principal payments due March 31, 2002;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. Deferral. Notwithstanding the provisions of the definitions of "Scheduled Acquisition Repayments", "Scheduled Term A Repayments", "Scheduled Term B Repayments" and "Scheduled Term C Repayments", the scheduled principal payments due March 31, 2002 shall be deferred until the earlier of (i) the last day of the Forbearance Period (as defined in the Seventh Amendment and as extended pursuant to any extension agreement or amendment) and (ii) June 30, 2002.

         3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

                  (a) Each of the Borrower and Holdings has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (b) This Agreement constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) Except for any representation or warranty relating to any Disclosed Default (as defined in the Seventh Amendment), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Agreement do not and will not violate its Articles or Certificate of Incorporation, By-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower, Holdings or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

                  (f) Except for the Disclosed Defaults (as defined in the Seventh Amendment), no Event of Default or Unmatured Event of Default exists under the Credit Agreement.

         4. Conditions to Effectiveness of Agreement. This Agreement shall become effective as on the date (the "Effective Date") each of the following conditions precedent is satisfied:

                  (a) Execution and Delivery of Agreement. The Borrower, Holdings, the Agent, the Super Majority Lenders of the Term A Facility, the Super Majority Lenders of the Term B Facility, the Super Majority Lenders of the Term C Facility and the Super Majority Lenders of the Revolving Facility shall have executed and delivered this Agreement.

                  (b) Seventh Amendment Effective Date. The Seventh Amendment Effective Date (as defined in the Seventh Amendment) shall have occurred.

                  (c) No Defaults. Except for the Disclosed Defaults (as defined in the Seventh Amendment), no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

                  (d) Representations and Warranties. Except for any representation or warranty relating to any Disclosed Default (as defined in the Seventh Amendment), after giving effect to this Agreement, the representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                  (e) Other Matters. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         5. Miscellaneous. The parties hereto hereby further agree as follows:

                  (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

                  (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

                  (c) Headings. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  (d) Integration. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                  (e) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

                  (f) Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, Holdings, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, Holdings, the Agent and the Lenders and their respective successors and permitted assigns.

                  (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower and Holdings acknowledge and agree that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                       ORIUS CORP.



                                       By:  /s/ Ronald L. Blake
                                          -------------------------------------
                                       Name:  Ronald L. Blake
                                            -----------------------------------
                                       Title:  President and CEO
                                             ----------------------------------

                                       NATG HOLDINGS, LLC



                                       By:  /s/ Ronald L. Blake
                                          -------------------------------------
                                       Name:  Ronald L. Blake
                                            -----------------------------------
                                       Title:  President and CEO
                                             ----------------------------------

                                       BANKERS TRUST COMPANY,
                                       individually and as Agent



                                       By:  /s/ Mark B. Cohen
                                          -------------------------------------
                                       Name:  Mark B. Cohen
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       BANK OF AMERICA, N.A.



                                       By:  /s/ Eileen C. Higgins
                                          -------------------------------------
                                       Name:  Eileen C. Higgins
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       FIRST UNION NATIONAL BANK



                                       By:  /s/ Elizabeth D. Morris
                                          -------------------------------------
                                       Name:  Elizabeth D. Morris
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       UNION PLANTERS BANK NA



                                       By:  /s/ Mark T. Ahlgrim
                                          -------------------------------------
                                       Name:  Mark T. Ahlgrim
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                                       WACHOVIA BANK, N.A.



                                       By:  /s/ Elizabeth D. Morris
                                          -------------------------------------
                                       Name:  Elizabeth D. Morris
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                                         By: CPF Asset Advisors, LLC, as
                                             Investment Manager



                                       By:  /s/ Thomas L. Mowat
                                          -------------------------------------
                                       Name:  Thomas L. Mowat
                                            -----------------------------------
                                       Title:  Associate Director
                                             ----------------------------------



                                       By:  /s/ Elizabeth H. Tallmadge
                                          -------------------------------------
                                       Name:  Elizabeth H. Tallmadge
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       HELLER FINANCIAL, INC.



                                       By:  /s/ Timothy Davitt
                                          -------------------------------------
                                       Name:  Timothy Davitt
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       PPM SPYGLASS FUNDING TRUST



                                       By:  /s/ Ann E. Morris
                                          -------------------------------------
                                       Name:  Ann E. Morris
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                       WINGED FOOT FUNDING TRUST



                                       By:  /s/ Ann E. Morris
                                          -------------------------------------
                                       Name:  Ann E. Morris
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                        LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                        ADVANTAGE FUND

                                          By: Stein Roe & Farnham Incorporated,
                                              As Advisor



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ----------------------------------

                                       SRF TRADING, INC.



                                       By:  /s/ Ann E. Morris
                                          -------------------------------------
                                       Name:  Ann E. Morris
                                            -----------------------------------
                                       Title:  Asst. Vice President
                                             ----------------------------------

                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------
                                             Stein Roe & Farnham Incorporated,
                                             As Advisor to the Stein Roe
                                             Floating Rate Limited Liability
                                             Company

                                       Stein Roe & Farnham Incorporated as
                                       Agent for KEYPORT LIFE INSURANCE COMPANY



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ----------------------------------

                                       STEIN ROE & FARNHAM CLO I LTD.

                                         By: Stein Roe & Farnham Incorporated
                                             as  Portfolio Manager



                                       By:  /s/ James R. Fellows
                                          -------------------------------------
                                       Name:  James R. Fellows
                                            -----------------------------------
                                       Title:  Sr. VP & Portofolio Manager
                                             ----------------------------------

                                       INDOSUEZ CAPITAL FUNDING IV, L.P.

                                         By: RBC Leveraged Capital as Portfolio
                                             Advisor



                                       By:  /s/ Melissa Marano
                                          -------------------------------------
                                       Name:  Melissa Marano
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------

                                       CARLYLE HIGH YIELD FUND, L.P.



                                       By:  /s/ Linda Pace
                                          -------------------------------------
                                       Name:  Linda Pace
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       CARLYLE HIGH YIELD PARTNERS II, LTD.



                                       By:  /s/ Linda Pace
                                          -------------------------------------
                                       Name:  Linda Pace
                                            -----------------------------------
                                       Title:  Principal
                                             ----------------------------------

                                       MAPLEWOOD (CAYMAN) LIMITED

                                         By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life Insurance
                                             Company as Investment Manager



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY

                                         By: David L. Babson & Company Inc. as
                                             Investment Advisor



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       PERSEUS CDO, I LIMITED

                                        By: Massachusetts Mutual Life Insurance
                                            Company as Portfolio Manager



                                       By:  /s/ Steven J. Katz
                                          -------------------------------------
                                       Name:  Steven J. Katz
                                            -----------------------------------
                                       Title:  Second VP & Assoc. GC
                                             ----------------------------------

                                       SAAR HOLDINGS CDO LIMITED

                                        By: Massachusetts Mutual Life Insurance
                                            Company as Collateral Manager



                                       By:  /s/ Steven J. Katz
                                          -------------------------------------
                                       Name:  Steven J. Katz
                                            -----------------------------------
                                       Title:  Second VP & Assoc. GC
                                             ----------------------------------

                                       SIMSBURY CLO, LIMITED

                                         By: David L. Babson & Company Inc.
                                             under delegated authority from
                                             Massachusetts Mutual Life Insurance
                                             Company as Investment Manager



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       SUFFIELD CLO LTD



                                       By:  /s/ Richard B. McGauley
                                          -------------------------------------
                                       Name:  Richard B. McGauley
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------

                                       AIMCO CDO SERIES 2000-A, as a Lender



                                       By:  /s/ Jerry D. Zinkula
                                          -------------------------------------
                                       Name:  Jerry D. Zinkula
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------



                                       By:  /s/ Chris Goergen
                                          -------------------------------------
                                       Name:  Chris Goergen
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                       ALLSTATE LIFE INSURANCE
                                       COMPANY,as a Lender



                                       By:  /s/ Jerry D. Zinkula
                                          -------------------------------------
                                       Name:  Jerry D. Zinkula
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------



                                       By:  /s/ Chris Goergen
                                          -------------------------------------
                                       Name:  Chris Goergen
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                       FIRST DOMINION FUNDING II



                                       By:  /s/ Andrew H. Marshak
                                          -------------------------------------
                                       Name:  Andrew H. Marshak
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                       FIRST DOMINION FUNDING III



                                       By:  /s/ Andrew H. Marshak
                                          -------------------------------------
                                       Name:  Andrew H. Marshak
                                            -----------------------------------
                                       Title:  Authorized Signatory
                                             ----------------------------------

                                        KATONAH I, LTD.



                                       By:  /s/ Ralph Della Rocca
                                          -------------------------------------
                                       Name:  Ralph Della Rocca
                                            -----------------------------------
                                       Title:  Authorized Officer
                                             ----------------------------------

                                       KATONAH II, LTD.



                                       By:  /s/ Ralph Della Rocca
                                          -------------------------------------
                                       Name:  Ralph Della Rocca
                                            -----------------------------------
                                       Title:  Authorized Officer
                                             ----------------------------------

                                       KZH CNC LLC



                                       By:  /s/ Anthony Iarrobino
                                          -------------------------------------
                                       Name:  Anthony Iarrobino
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                       KZH STERLING LLC



                                       By:  /s/ Anthony Iarrobino
                                          -------------------------------------
                                       Name:  Anthony Iarrobino
                                            -----------------------------------
                                       Title:  Authorized Agent
                                             ----------------------------------

                                        GREAT POINT CLO 1999-1 LTD., as Term
                                        Lender

                                          By: Sankaty Advisors, Inc., as
                                              Collateral Manager



                                       By:  /s/ Timothy Barns
                                          -------------------------------------
                                       Name:  Timothy Barns
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                       SANKATY HIGH YIELD PARTNERS II, L.P.



                                       By:  /s/ Timothy Barns
                                          -------------------------------------
                                       Name:  Timothy Barns
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION



                                       By:  /s/ Pamela D. Eskin
                                          -------------------------------------
                                       Name:  Pamela D. Eskin
                                            -----------------------------------
                                       Title:  Its Duly Authorized Signatory
                                             ----------------------------------